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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 20, 1998


               CWABS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1998-3).

                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                    333-60823                  95-4596514
----------------------------     -------------           --------------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)

    4500 Park Granada
  Calabasas, California                                          91302
------------------------                                      -----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

         Registrant's telephone number, including area code (818) 225-3240
                                                            --------------

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

Item 5.   Other Events.
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     On November 20, 1998, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 1998-3 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of November 1, 1998, by and among the Company, CHL and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.



                                      By:  /s/ David Walker
                                           -----------------------------------
                                           David Walker
                                           Vice President



Dated:  December 11, 1998

                                 Exhibit Index
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Exhibit                                                                  Page
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 99.1.  Pooling and Servicing Agreement, dated as of November
        1, 1998, by and among, the Company, CHL and the Trustee             5